SCHEDULE 14C

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

         [ ] Preliminary Information Statement Confidential, for Use of
                             the Commission Only (as
                                permitted by Rule
                                   14c-5(d)(2)
                      [x] Definitive Information Statement

                             ARTWORK & BEYOND, INC.

                  (Name of Registrant As Specified in Charter)

                PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)

                              [X] No Fee required.

                  [ ] Fee computed on table below per Exchange
                          Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act. Rule 0-11 (set, forth the amount on which the filing fee is calculated and state how it was determined)

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Dear Fellow Shareholder:

The purpose of this information statement is to inform you that on October 5th, 2004, the Board of Directors of Artwork & Beyond, Inc. (the "Company") approved, and recommended that the Company's Articles of incorporation be amended to include, the following (the "Amendments"):

1. To change the name of the Company from Artwork & Beyond, Inc., to Advance Nanotech, Inc.,; and

2. To affect a one hundred (100) for one (1) reverse split of the Company's issued and outstanding shares (the "Stock Split") including any and all outstanding options, warrants and rights as of October 5th, 2004 (the "Record Date") with all fractional shares rounded to the nearest whole.


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

The date of this information statement is October 25 2004. This information statement was mailed on or about October 25 2004.

Sincerely,



                            /s/  Magnus Gittins
                            Magnus R. E. Gittins
                            Chief Executive Officer


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

                             ARTWORK & BEYOND, INC.

                        INFORMATION STATEMENT AND NOTICE
                          OF A MEETING OF STOCKHOLDERS
                          To Be Held November 14, 2004


To the Shareholders of Artwork & Beyond, Inc.":

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Artwork & Beyond, Inc."a Colorado corporation, will be held at 7:00 a.m. local time, on November 14 th, 2004 at the former offices of the Company's located at 331-E Dante Court, Holbrook, NY, 11741 to consider and to vote on the following items:

      (i) amendment of the Articles of Incorporation to change the name of the Company to "Advance Nanotech, Inc"; and

      (ii) effect a reverse 100-for-1 split of the capital stock of the Company as more fully described in the accompanying Information Statement


         The Board of Directors has fixed the close of business on October 15, 2004 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and any adjourned meetings thereof.

         All Shareholders are cordially invited to attend the Meeting in person. There will be no food or beverages served.


    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            By Order of the Board of Directors

                            /s/  Magnus Gittins
                            Magnus R. E. Gittins
                            Chief Executive

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



TABLE OF CONTENTS TO SCHEDULE 14C INFORMATION STATEMENT

                                                                           Page

INTRODUCTION . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . .  . .1

QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS . . . . . . . . . . . . . . . . . .2

AMENDMENT TO THE ARTICLES OF INCORPORATION
Proposals and Board Recommendation . . . . . . . . . . . . . . . . . . . . . .3

DESCRIPTION OF SECURITIES. . . . . . . . . . . . . . . . . .  . . . . . . . . 7
Description of Common Stock. . . . . . . . . . . . . . . . . . . . . . . . . .7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

ANNEX A Form of Certificate of Amendment to
Articles of incorporation . . . . . . . . . . . . . . . . . . . . . . . . . A-1

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

                                  INTRODUCTION

On October 5th, 2004, the Board of Directors of Artwork & Beyond, Inc. (the "Company") approved, and recommended that the Company's Articles of incorporation be amended to include, the following (the "Amendments"):

1. To change the name of the Company from Artwork & Beyond, Inc., to Advance Nanotech, Inc.,; and

2. To affect a one hundred (100) for one (1) split of the Company's issued and outstanding shares (the "Stock Split as of October 2004 (the "Record Date") with all fractional shares rounded to the nearest whole.

As of October 5th, 2004, the holders of approximately 80% of the outstanding shares of Common adopting the Charter Amendment. As of the close of business on October 5th, 2004, Company records indicated that 87,566,313 shares of its Common Stock were issued and outstanding.
This information statement is being mailed on or about October 25, 2004 to holders of record of Common Stock at the close of business on October 15, 2004, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C promulgated thereunder..

                   QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendments even though your vote is neither required nor requested for the Amendments to become effective.

Q. What will I receive if the Amendments are completed?

A. Nothing. The Amendments will only modify the Articles of incorporation.

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

Q. When do you expect the Amendments to become effective?

A. The Amendments will become effective upon the filing of the Amendment with the Colorado Secretary of State.. A copy of the Form of Amendments is attached to this information statement as Annex A. The Company anticipates that the Amendments will be effective immediately after the meeting which is approximately 20 days after the mailing of this Information Statement

Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendments pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Colorado law, and no further approval by our stockholders is required.

Q. What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

Q. Whom can I call with questions?

A. If you have any questions about the Amendments, please contact Magnus Gittins at (646) 723 8962.

For more detailed information about the Company, including financial statements, you may refer to the Company's Form 10K-SB/A, filed with the SEC on May 11, 2004, or the Company's Forms 10-QSB filed with the SEC on August 30, 2004 and June 14, 2004. These documents are available on the SEC's EDGAR database at www.sec.gov or can be requested without cost by calling Magnus Gittins at (646) 723 8962.


                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                       PROPOSALS AND BOARD RECOMMENDATION

On October 5th, 2004, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of the Company approve, the Amendments. The Amendments are reflected in the Form of Certificate of Amendment to Articles of incorporation (the "Form of Amendments") which is attached hereto as Annex A, and incorporated herein by reference.

1. Our Board of Directors has determined that it is in the best interests of this Company for it to change its name in order to better reflect its new business direction. The Board of Directors proposes to change the Company's name from Artwork & Beyond, Inc., to Advance Nanotech, Inc.

2. Our Board of Directors has determined that it is in the best interests of this Company to effect, subject to the approval of the shareholders, an amendment to the Company's Articles of incorporation to affect a one hundred
(100) for one (1) reverse split of the Company's issued and outstanding shares including any and all outstanding options, warrants and rights as of the Record Date with all fractional shares rounded to the nearest whole.


The proposed reverse stock split to reduce the number of issued and outstanding shares, arises, in part, out of the Company's recent acquisition of Advance Nanotech, Inc. Pursuant to the terms of this acquisition, the former shareholders of Advance Nanotech, Inc were entitled to receive a shares of common stock of the Company, which would constitute 99 % of the outstanding Common Stock on a fully diluted basis in accordance with the acquisition terms. Because the Company did not have sufficient shares authorized to issue the number of shares required by the acquisition agreement,the Advance Nanotech, Inc shareholders were issued rights to acquire common stock of the Company to insure that they will own 99 % of the outstanding Common Stock on a fully diluted basis in accordance with the acquisition terms. The Advance Nanotech, Inc shareholders would receive these shares automatically when the number of shares of Common Stock became available upon the approval of a reverse split of the Company's Common Stock or an increase in the number of authorized shares or otherwise.

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


As of the date hereof, the Company has a total of 87,566,313 shares of common stock issued and outstanding. The split will be applicable to all shareholders of record on October 15, 2004, the "Record Date." This means that all shareholders of record on the Record Date that date shall receive one (1) for every one hundred (100) shares owned, with all fractional shares rounded to the nearest whole. Any options, warrants or rights shall also be subject to the 1 for 100 reverse split and any fractional shares underlying the warrants, options or rights shall be rounded to the nearest whole. As a result, following the reverse stock split, the shareholders as of the Record Date will own a total 875,663 shares of stock, a decrease of 86,690,649 shares before the automatic conversion of the rights received by the former shareholders of Advance Nanotech, Inc and descrbed above. The number of shares will then be 19,975,663

The Company anticipates that the Amendments will be effective immediately after the meeting which is approximately 20 days after the mailing of this Information Statement

THE AMENDMENTS HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                            DESCRIPTION OF SECURITIES

DESCRIPTION OF COMMON STOCK

Number of Authorized and Outstanding Shares. The Company's Articles of incorporation authorizes the issuance of 100,000,000 shares of Common Stock, $.001 par value per share, of which 87,566,313 shares were outstanding on October, 2004. All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other. Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent for its Common Stock is Executive Registrar & Transfer Agent, Inc, 3615 South Huron St, Suite 104, Inglewood CO, 80110


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock, as of October 5th, 2004, by (i) each person who is known by the Company to beneficially own 5% or more of the Common Stock, (ii) each director of the Company, (iii) each person listed on the Summary Compensation Table set forth in Item 10 of the Company's Form 10-KSB/A filed with the SEC on May 11, 2004, and (iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned does not include shares issued pursuant to rights which will automatically be converted upon approval of the amendment.

Shareholder                                     Number of shares

Sterling FCS Limited                                  5,250,000
Savannah House
11-12 Charles II St
London SW1Y 4TP

CABEL Technology Inc.                                17,500,000
Suite G308, Cristamar 43b
Avda De Las Naciones Unidas
Puerto Banus, Malaga, Spain

SOFI Ventures Ltd                                    10,500,000
P.O. Box 3075
Road Town, Tortolla, BVI

Monmay Limited                                       10,500,000
City Tower, Level 4
40 Basinghall St
London EC2V 5DE

JSMCL Capital Limited                                14,000,000
Suite F8, Intl. Commercial Centre
Casemates, Gibraltar

Magnus Gittins                                                0
President, Chief Executive and Director
28 The Gardens, Brookmans Park
Herts, United Kingdom

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

Linden Boyne                                                  0
Secretary, Chief Financial Officer and Director
Aberfoyle, 33 Green Lane, Camberley,
Surrey, United Kingdom

Howard Blum                                           3,791,752
331 Dante Court,
Holbrook, New York  11741

J. R. LeShuf 0 C/o 331 Dante Court,
Holbrook, New York  11741


All Executive Officers and                            3,791,752
Directors as a group
(four persons)

----------------


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

                              ARTICLES OF AMENDMENT
                                       TO
                          THE ARTICLES OF INCORPORATION
                                       OF

                             ARTWORK & BEYOND, INC.

            Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation has adopted the following Articles of Amendment to its Articles of Incorporation:

            FIRST:  The name of the Corporation is ARTWORK & BEYOND, INC.

            SECOND: The Articles of Incorporation of the Corporation are hereby amended, as follows:

            a)    Article First is hereby amended to read:

            . The name of the corporation is hereby changed and the new name is: ADVANCE NANOTECH, INC.

            b)    Article Fourth "Common Stock" is hereby amended as follows:

            A reverse stock split in the ratio of 1-for 100 is hereby effected, by the addition of the following provision to the end of Article IV thereof as heretofore amended :

            "Reverse Stock Split" At the close of business on the date of filing of these Articles of Amendment to the Articles of Incorporation (the "Effective Date"), each share of the Corporation's Common Stock, no par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split (the "Reverse Stock Split"), into a fraction thereof of 1/100th of a share of the Corporation's outstanding Common Stock, no par value (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding share of Old Common Stock (the "Old Certificates,"whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old certificates so surrendered are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. From and after the Effective Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced of increased in accordance with applicable law.

            THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation effective October 5, 2004, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendments described above to the Corporation's shareholders for their approval.

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

            FOURTH: Notice having been properly given to the shareholders in accordance with Sections 7-107-105 and 7-110-103, at a meeting of shareholders held on _________________, the number of votes cast for the amendment by the shareholders entitled to vote on the amendment was sufficient for approval by the shareholders.

            IN WITNESS WHEREOF, ARTWORK & BEYOND, INC.has caused these presents to be signed in its name and on its behalf by its President, and its corporate seal to be hereunder affixed and attested by its Secretary, on the _____ day of ___________, 2004, and its President acknowledges that these Articles of Amendment are the act and deed of The name of the corporation is hereby changed and the new name is:

            ARTWORK & BEYOND, INC. and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


                             ATTEST: ARTWORK & BEYOND,


                             By: /s/ Magnus Gittins
                             Chief Executive Officer




                             By: /s/ Linden Boyne
                             Linden Boyne, Secretary



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